SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of earliest event reported: October 15, 1997

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                                1-13102                36-3935116
(State or other                     (Reporting File         (I.R.S. Employer
jurisdiction of organization)           Number)            Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                              60606
(Address of principal executive offices)                    (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)

             150 N. Wacker Drive, Suite 150, Chicago, Illinois 60606
                ( Former address of principal executive offices)

Item 7.  Financial Statements and Exhibits

   Exhibit
   Number   Exhibit
   ------   -------

     1 Underwriting Agreement dated October 6, 1997 between the Company and Donaldson, Lufkin & Jenrette Securities Corporation relating to 5,400,000 shares of the Company's common stock, par value $.01 per share.

                                  Exhibit Index

   Exhibit
   Number   Exhibit
   -------  -------

     1 Underwriting Agreement dated October 6, 1997 between the Company and Donaldson, Lufkin & Jenrette Securities Corporation relating to 5,400,000 shares of the Company's common stock, par value $.01 per share.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.


                                    By:    /s/ Scott Musil
                                           ---------------------------
                                           Name:  Scott Musil
                                           Title: Controller


Date:    October 17, 1997